UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22557

T. Rowe Price Floating Rate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

Floating Rate Fund	November 30, 2016

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Floating rate loans posted solid gains in the six months ended November 30, 2016, and below investment-grade securities outperformed higher-quality fixed income sectors. The overall environment for companies borrowing in the bank loan universe remained favorable due to low default expectations, adequate liquidity, and improved corporate balance sheets. Oil and other commodity prices rallied off their early 2016 lows, which benefited both the bank loan and high yield bond markets. However, the energy and the metals and mining industries represent a smaller portion of the loan asset class than they do in the high yield bond market. Bank loans trailed the performance of high yield bonds during the six-month period because of the lower exposure to commodity sectors and the relative defensiveness of the asset class compared with bonds. But notably, loans outperformed bonds in November as Treasuries sold off (yields rose) in response to the U.S. election results.

PORTFOLIO PERFORMANCE

The Floating Rate Fund returned 2.88% for the six months ended November 30, 2016. As shown in the Performance Comparison table, the fund and its Advisor Class shares, which have a slightly different expense structure, underperformed the Lipper peer group average and the S&P/LSTA Performing Loan Index. The bulk of the fund’s holdings are in bank loans and corporate bonds in the higher-quality tiers of the below investment-grade universe. We invest primarily in BB and B rated loans, which have historically outperformed CCC rated loans while having less volatility. However, the market’s recent rally favored the lower-rated tiers of our investment universe.

Over the past six months, the fund’s share price gained $0.07, and dividend income, which totaled $0.21, was $0.02 more than in the prior six-month period. At the end of November, the fund’s 4.09% 30-day SEC yield was slightly higher than its 3.93% yield six months ago. The Floating Rate Fund’s longer-term returns continue to compare favorably with its peer group. Lipper ranked the fund in the top quintile of its peer group of loan participation funds for the three-year period ended November 30, 2016. (Based on cumulative total return, Lipper ranked the Floating Rate Fund 138 of 215, 39 of 199, 82 of 155, and 60 of 139 funds in the loan participation funds universe for the one-, three-, and five-year and since-inception periods ended November 30, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Bank loans are typically less volatile than high yield bonds. Although both are issued by corporations rated below investment grade, loans are generally more defensive than high yield bonds. This defensiveness, along with lower commodity sector exposure, explains the underperformance of bank debt relative to bonds during a period when lower-quality and commodity-driven securities experienced strong returns. The U.S. economy picked up after sluggish performance in the first half of 2016. Although the pace of employment growth moderated, the labor market tightened and wage growth accelerated. Inflation pressures have been firming, too, as commodity prices rebounded from their early 2016 lows. During the six-month period, interest rates moved higher, albeit unevenly, as markets anticipated that the Federal Reserve would raise its federal funds target rate in late 2016, which it did after the end of our reporting period.

The energy and the metals and mining segments posted double-digit gains in 2016, following two years of declines, and we believe that the OPEC agreement at the end of November removed a near-term headwind from commodities sectors. Currently, the environment for loan investing appears positive. The corporate fundamentals of companies in most sectors of the asset class are stable. Companies have ample liquidity, near-term maturity issues are manageable, and debt service ratios have benefited from companies refinancing into lower rates.

FLOATING RATE LOANS BENEFIT FROM RISING INTEREST RATES

Bank loans benefit from rising rates in contrast to most other fixed income investments. Fixed rate security prices fall when rates rise—unlike leveraged loans where the coupons float or reset higher, typically every three months. A loan’s coupon equals the credit spread (to compensate investors for lending) plus LIBOR (the base rate), so total coupon resets every 90 days based on the LIBOR level. LIBOR is the London Interbank Offered Rate, which is the interest rate at which banks loan money to each other in the London wholesale market. In order to enhance the coupon over the past decade, most floating rate loans were priced with a LIBOR floor because LIBOR had been so low. LIBOR floors are a minimum value imposed on the floating rate coupon of an individual bank loan.

Some floors are 75 basis points, but the majority are 100 basis points (100 basis points equal 1.00%). Only after LIBOR exceeds floor levels do the coupons reset higher. The three-month LIBOR rate was 0.93% at the end of the reporting period. Roughly 65% of the market has a 1.00% floor. Therefore, the asset class is getting closer to once again having floating rates.

Recent market volatility has highlighted the importance of sound risk management. Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios into consideration, evaluating risk management strategies to determine appropriate actions, and taking other steps to ensure the continuing smooth operation of our portfolios. We do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

PORTFOLIO REVIEW

The fund continued to focus on traditional loan structures with a priority on assets. Conversely, we typically avoid smaller, less liquid loans. However, the lowest-quality segments of the market outperformed during the past six months, detracting from our relative performance because of our limited exposure to most distressed low-quality credits that rebounded sharply. However, our fixed rate holdings, which provide additional liquidity for the fund, generated strong absolute and relative returns.

The bank loan market has rallied since bottoming in mid-February. The dollar price recovery was dramatic in the commodities sectors and across the lower-rated tiers of the market. For example, the CCC and lower-rated loans bucket and energy issuance in the benchmark rallied more than 12% and 18%, respectively, over the past six months. While that benefited the overall market, your fund will typically underperform in that environment because of our selection of higher-quality issuers based on our independent credit research. We believe that certain distressed issuers that we have continued to avoid will eventually file for bankruptcy. Several seriously distressed loans trading well below par rallied sharply during the period and drove the benchmark’s outperformance. In our view, these are still impaired companies, and we will not chase issuance that doesn’t meet our strict investment guidelines.

From a sector perspective, the strongest contributor to the fund’s relative performance was health care. We were significantly underweight in health care versus the benchmark, and that positioning contributed to relative results. We remain cautious on the sector as health care providers could be affected by changes to the Affordable Care Act and as pharmaceutical companies face intense scrutiny over drug prices. Holdings in the food segment also generated solid relative performance because we were underweight a low-returning sector and had solid loan selection.

Aside from the outsized returns in the energy and the metals and mining segments, most of the loan market posted gains of between 2% and 5% during the six-month reporting period. The solid, steady, and positive returns generated strong demand for the asset class, which offers above-average yield and the potential to benefit from the rising interest rate environment. Most of the companies in the portfolio are performing well, and we intend to remain largely invested in issuers rated in the upper tiers of the leveraged loan market. At the end of the reporting period, more than 91% of the portfolio was invested in securities rated split B or higher (including short-term holdings).

The fund’s largest holdings are shown in the table on page 11. Nine of the portfolio’s 10 largest issuers ranked among our 20 top absolute performance contributors for the six-month period. The fund’s largest holding and best absolute performance contributor was Asurion, a mobile phone insurance provider that benefits from smartphone sales without depending on the execution of one specific carrier. The decline in Asurion’s loans in 2015, due to concern over the potential for losing market share to a competitor, afforded us an opportunity to add to our positions on the weakness, including a second-lien loan.

The loans rebounded as Asurion’s performance remained strong. After the stabilization, we further added to the position with an unsecured loan issued by Asurion during the period. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Almost every holding in the portfolio generated a positive absolute return over the past six months, although some areas worked better than others. In fact, over the past six months, the gains we reaped from Asurion nearly offset the combined losses from our 20 largest detractors.

OUTLOOK

We are optimistic about the prospects for the loan market for the coming year because the asset class has historically outperformed in a rising interest rate environment, and we believe that interest rates could trend higher in 2017. If LIBOR continues to rise, the fund will benefit from floating rate resets and increasing current income for loan investors. The technical backdrop for loan investing is also strong, with increased collateralized loan obligations issuance and strong retail flows. Loans have comparable yields to BB bonds and—given their seniority in the capital structure, short-duration characteristics, and floating rate feature of loans—we think they are attractively valued versus fixed rate bonds.

In 2017, we believe that the default rate in the loan market will remain lower than that of the high yield bond market because of the significantly lower exposure to commodity sectors. However, if oil and natural gas prices remain near current levels, we expect to see energy defaults decline in both asset classes. We remain constructive on the loan market, although valuations are not as compelling as they were earlier in 2016—with the market close to par value, we are experiencing repricings and refinancings into lower coupons. The fundamentals underpinning bank debt issuers appear solid as indicated by free cash flow generation and the ability to service outstanding debt obligations. Leveraged loans remain a compelling option for fixed income investors who are willing to accept some credit risk in exchange for above-average yield in a low-duration asset.

As always, we will continue to work diligently on your behalf. Thank you for your support and confidence in T. Rowe Price.

Respectfully submitted,

Paul M. Massaro
Chairman of the fund’s Investment Advisory Committee

December 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

LIBOR: The London Interbank Offered Rate is the interest rate at which banks loan money to each other in the London wholesale market.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity—in general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/16
Asurion	2.9%
Valeant Pharmaceuticals	1.6
First Data	1.6
Ancestry.com	1.3
Level 3 Communications	1.2
Four Seasons	1.1
Western Digital	1.1
Uber Technologies	1.1
Univision Communications	1.0
Scientific Games	1.0
Cablevision Systems	0.9
Reynolds Group	0.9
U.S. Renal Care	0.8
TXU	0.8
Rite Aid	0.8
Kronos	0.8
Multiplan	0.7
Intelsat	0.7
McGraw-Hill Global Education	0.7
WideOpenWest Financial	0.7
Academy Ltd	0.7
Burger King	0.7
Energy Future	0.7
Press Ganey	0.7
Sedgwick	0.7
Total	25.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

I Class

	11/29/16 Through 11/30/16
NET ASSET VALUE	
Beginning of period	$ 9.87
Investment activities	
Net investment income[1]	–[2][3]
Net realized and unrealized gain / loss	0.01
Total from investment activities	0.01
Distributions	
Net investment income	–[3]
NET ASSET VALUE	
End of period	**$ 9.88**

Ratios/Supplemental Data	
Total return[4]	**0.11%**[2]
Ratio of total expenses to average net assets	0.64%[2][5][6]
Ratio of net investment income to average net assets	4.08%[2][5][6]
Portfolio turnover rate	27.7%
Net assets, end of period (in thousands)	$ 250

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived (0.30% of average net assets) related to the contractual operating expense limitation in effect through 9/30/19.
(3) Amounts round to less than $0.01 per share.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(5) Annualized
(6) Includes interest and borrowing expense (see Note 7) equal to 0.01% of average net assets for the period ended 11/30/16.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 8.9%		
Banking 0.4%		
Citigroup, VR, 2.218%, 3/30/21	1,550	1,575
Goldman Sachs, VR, 2.70%, 2/25/21	1,500	1,541
		3,116
Broadcasting 0.3%		
Univision Communications, 5.125%, 2/15/25 (1)	925	876
Univision Communications, 6.75%, 9/15/22 (1)	1,124	1,168
		2,044
Building Products 0.3%		
CEMEX, VR, 5.63%, 10/15/18 (1)	1,850	1,920
		1,920
Cable Operators 1.7%		
Altice, 7.75%, 5/15/22 (1)	1,100	1,152
Altice Financing, 6.625%, 2/15/23 (1)	575	584
Altice Financing, 7.50%, 5/15/26 (1)	725	736
Altice Finco, 9.875%, 12/15/20 (1)	400	420
Altice U.S. Finance I, 3.75%, 1/25/25	4,797	4,779
CSC Holdings, 6.625%, 10/15/25 (1)	600	648
CSC Holdings, 10.875%, 10/15/25 (1)	1,250	1,453
Lynx II, 6.375%, 4/15/23 (1)	400	410
UnityMedia, 5.00%, 1/15/25 (1)	500	495
UPCB Finance, 6.875%, 1/15/22 (1)	980	1,017
Virgin Media, 5.25%, 1/15/26 (1)	300	291
WideOpenWest Financial, 10.25%, 7/15/19	575	605
WideOpenWest Financial, 13.375%, 10/15/19	505	539
		13,129

Chemicals 0.2%		
Platform Specialty Products, 10.375%, 5/1/21 (1)	1,050	1,144
PQ, 6.75%, 11/15/22 (1)	725	766
		1,910
Container 0.8%		
Ardagh Packing Finance, VR, 3.85%, 12/15/19 (1)	1,900	1,931
Ardagh Packing Finance, VR, 4.156%, 5/15/21 (1)	775	791
Reynolds Group Holdings, 5.75%, 10/15/20	175	180
Reynolds Group Holdings, VR, 4.38%, 7/15/21 (1)	3,125	3,180
		6,082
Energy 1.4%		
Comstock Resources, PIK, 10.00%, 3/15/20	950	943
CrownRock, 7.75%, 2/15/23 (1)	1,091	1,162
DCP Midstream, 9.75%, 3/15/19 (1)	325	371
Everest Acquisition, 8.00%, 11/29/24 (1)	475	490
Hess, 7.30%, 8/15/31	375	413
Hess, 7.875%, 10/1/29	210	243
Kosmos Energy, 7.875%, 8/1/21 (1)	200	191
Kosmos Energy, 7.875%, 8/1/21 (1)	950	907
Matador Resources, 6.875%, 4/15/23	1,425	1,507
Pacific Rubiales Energy, PIK, 10.00%, 11/2/21 (1)	1,225	1,327
Pride International, 6.875%, 8/15/20	750	765
Rowan Companies, 7.875%, 8/1/19	540	578
SESI, 6.375%, 5/1/19	750	741
Seven Generations Energy, 6.75%, 5/1/23 (1)	600	631
Southwestern Energy, 7.50%, 2/1/18	53	56
Targa Resources, 4.25%, 11/15/23	450	423

WPX Energy, 5.25%, 1/15/17	300	300
		11,048
Financial 0.5%		
General Motors Financial, VR, 2.236%, 4/10/18	725	729
General Motors Financial, VR, 2.94%, 1/15/19	725	741
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	575	566
JPMorgan Chase, VR, 1.782%, 1/25/18	275	277
Morgan Stanley, VR, 1.732%, 1/24/19	1,000	1,005
Morgan Stanley, VR, 2.162%, 4/25/18	275	278
		3,596
Food/Tobacco 0.1%		
Shearer's Foods Escrow, 9.00%, 11/1/19 (1)	508	531
		531
Gaming 0.5%		
Great Canadian Gaming, 6.625%, 7/25/22 (CAD) (1)	1,100	857
Scientific Games International, 10.00%, 12/1/22	2,275	2,133
Shingle Springs Tribal Gaming, 9.75%, 9/1/21 (1)	875	958
		3,948
Health Care 0.6%		
Actavis Funding, VR, 2.10%, 3/12/20	725	734
Tenet Healthcare, VR, 4.35%, 6/15/20	3,425	3,425
Valeant Pharmaceuticals, 6.75%, 8/15/18 (1)	725	687
		4,846
Information Technology 0.4%		
JDA Software, 7.375%, 10/15/24 (1)	1,125	1,148
Western Digital, 7.375%, 4/1/23 (1)	1,150	1,242

Western Digital, 10.50%, 4/1/24 (1)	650	752
		3,142
Manufacturing 0.1%		
Guala Closures, VR, 4.75%, 11/15/21 (EUR) (1)	350	378
		378
Metals & Mining 0.5%		
Constellium, 7.875%, 4/1/21 (1)	1,525	1,632
FMG Resources, 9.75%, 3/1/22 (1)	925	1,066
Lundin Mining, 7.50%, 11/1/20 (1)	325	343
Lundin Mining, 7.875%, 11/1/22 (1)	125	135
Teck Resources Limited, 8.00%, 6/1/21 (1)	625	683
		3,859
Retail 0.3%		
Dollar Tree, 5.25%, 3/1/20	225	232
JCPenny, 5.875%, 7/1/23 (1)	900	922
New Look Secured Issuer, VR, 4.50%, 7/1/22 (EUR) (1)	975	960
		2,114
Satellites 0.1%		
Intelsat Jackson Holdings, 8.00%, 2/15/24 (1)	1,125	1,136
		1,136
Services 0.2%		
ADT, 4.125%, 6/15/23	350	333
ADT, 6.25%, 10/15/21	650	700
Lincoln Finance, 7.375%, 4/15/21 (1)	525	560
		1,593

Telephones 0.2%		
AT&T, VR, 1.768%, 6/30/20	345	345
Verizon Communications, VR, 2.606%, 9/14/18	1,275	1,306
		1,651
Utilities 0.1%		
AES, VR, 3.842%, 6/1/19	547	546
Energy Future International Holdings VR, 12.25%, 3/1/22 (1)(2)(3)	496	564
		1,110
Wireless Communications 0.2%		
Sprint Nextel, 11.50%, 11/15/21	105	126
Wind Acquisition, VR, 3.689%, 7/15/20 (EUR) (1)	1,025	1,086
Wind Acquisition, VR, 4.938%, 4/30/19 (EUR) (1)	100	107
		1,319
Total Corporate Bonds (Cost $67,386)		68,472
BANK LOANS 84.5% (4)		
Aerospace & Defense 1.6%		
B/E Aerospace, VR, 3.89%, 12/16/21	1,009	1,011
Camp Systems International, VR, 4.75%, 8/18/23	2,307	2,306
Camp Systems International, VR, 8.25%, 8/18/24	1,450	1,479
Standard Aero, VR, 5.25%, 7/7/22	4,135	4,139
Transdigm, VR, 3.75%, 5/14/22	2,401	2,408
Transdigm, VR, 3.75%, 6/9/23	1,047	1,049
		12,392
Automotive 1.6%		
Chrysler Group, VR, 3.25%, 12/31/18	622	623

Federal-Mogul Holdings, VR, 4.75%, 4/15/21	929	902
K&N Engineering, VR, 5.75%, 10/19/23 (5)	1,400	1,389
KAR Auction Services, VR, 4.375%, 3/9/23	3,536	3,577
Key Safety System, VR, 5.50%, 8/29/21	488	488
Metaldyne, VR, 3.75%, 10/20/21	1,013	1,015
Navistar, VR, 6.50%, 7/21/20	579	583
TI Group Auto Systems, VR, 4.50%, 6/30/22	2,153	2,161
Truck Hero, VR, 5.75%, 8/24/23 (5)	1,475	1,484
		12,222
Broadcasting 3.6%		
Clear Channel Communications, VR, 7.356%, 1/30/19	5,326	4,123
Cumulus Media, VR, 4.25%, 12/23/20	2,638	1,586
Entercom Radio, VR, 4.50%, 10/25/23	1,675	1,686
Lions Gate, 5.00%, 3/17/22 (5)	1,375	1,396
Lions Gate, VR, 3.75%, 10/13/23	3,200	3,208
Media General, VR, 4.00%, 7/31/20	1,722	1,721
NEP Broadcasting, VR, 4.25%, 1/22/20	1,524	1,518
NEP Broadcasting, VR, 10.00%, 7/22/20	1,050	1,050
Nexstar Broadcasting, VR, 3.75%, 10/1/20	573	575
Nexstar Broadcasting, VR, 3.85%, 9/22/23	3,325	3,339
Townsquare Media, VR, 4.25%, 4/1/22	1,810	1,810
Univision Communications, VR, 4.00%, 3/1/20	2,998	2,998
Univision Communications, VR, 4.00%, 3/1/20	2,910	2,909
		27,919
Building & Real Estate 0.9%		
Americold, VR, 5.75%, 12/1/22 (5)	1,866	1,894
Capital Automotive, VR, 4.00%, 4/10/19	689	695

Capital Automotive, VR, 6.00%, 4/30/20	4,000	4,023
		6,612
Building Products 1.6%		
Beacon Roofing Supply, VR, 3.50%, 10/1/22	767	770
CHI Overhead Doors, VR, 4.89%, 7/29/22	2,533	2,528
Jeld-Wen, VR, 4.75%, 10/15/21	3,036	3,060
NCI Building, VR, 4.25%, 6/24/19	1,275	1,274
Quikrete, VR, 4.00%, 11/15/23	1,700	1,704
Summit Materials, VR, 4.00%, 7/18/22	3,185	3,203
		12,539
Cable Operators 2.7%		
Charter Communications, VR, 3.50%, 1/24/23	3,881	3,915
Neptune Finco, VR, 3.876%, 10/11/24	4,868	4,899
Numericable, VR, 5.137%, 1/15/24	3,408	3,437
Virgin Media Investment Holdings, VR, 3.50%, 6/30/23	2,266	2,278
Virgin Media Investment Holdings, VR, 4.25%, 6/30/23 (GBP)	125	157
WaveDivision, VR, 4.00%, 10/15/19	756	758
WideOpenWest Financial, VR, 4.50%, 8/18/23	4,230	4,235
Yankee Cable, VR, 4.25%, 3/1/20	1,213	1,212
		20,891
Chemicals 3.9%		
Chromaflo Technologies, VR, 5.00%, 11/18/23	1,975	1,977
Chromaflo Technologies, VR, 9.00%, 11/18/24	1,075	1,067
DuPont Performance Coatings, VR, 3.75%, 2/1/20	471	473
Encapsys Holdings, VR, 11.00%, 2/3/21 (5)	1,475	1,453
Gemini HDPE, VR, 4.75%, 8/6/21	684	691
Kerling, VR, 6.25%, 5/15/21 (EUR)	873	936

Kraton Polymers, VR, 6.00%, 1/6/22	2,425	2,438
Methanol Holdings (Trinidad), VR, 4.25%, 6/30/22	1,062	1,032
Minerals Technologies, 4.75%, 5/7/21 (5)	1,625	1,637
Platform Specialty, VR, 4.25%, 6/7/20 (EUR)	425	454
Platform Specialty, VR, 5.00%, 6/7/23	225	227
Platform Specialty, VR, 5.50%, 6/7/20	3,220	3,223
PQ, VR, 5.75%, 11/4/22	3,204	3,228
Royal Holdings, VR, 4.50%, 6/20/22	2,676	2,689
Royal Holdings, VR, 8.50%, 6/19/23	1,275	1,261
Solenis International, VR, 4.25%, 7/31/21	2,294	2,287
Solenis International, VR, 7.75%, 7/31/22	1,450	1,408
Univar, VR, 4.25%, 7/1/22	3,515	3,528
		30,009
Consumer Products 2.1%		
Equinox Holdings, VR, 5.00%, 1/31/20	2,075	2,083
Equinox Holdings, VR, 9.75%, 7/31/20	525	526
Fitness International, VR, 6.00%, 7/1/20	1,400	1,400
Life Time Fitness, VR, 4.25%, 6/10/22	4,370	4,369
Otter Products, VR, 5.75%, 6/3/20	1,059	1,027
Prestige Brands, VR, 3.50%, 9/3/21	1,572	1,582
Samsonite, VR, 4.00%, 8/1/23	875	884
Serta Simmons Holdings, VR, 4.50%, 10/21/23	2,800	2,791
Serta Simmons Holdings, VR, 9.00%, 10/21/24	1,525	1,517
		16,179
Container 2.3%		
Anchor Glass Container, VR, 4.25%, 11/22/23	1,525	1,532
Anchor Glass Container, VR, 6.25%, 7/1/22	2,160	2,174
Ardagh Glass Group, VR, 4.00%, 12/17/21	416	420

Berry Plastics Group, VR, 3.75%, 10/1/22	1,032	1,038
Hilex Poly, VR, 6.00%, 12/5/21	1,233	1,235
Kloeckner Pentaplast, VR, 4.25%, 4/28/20	2,134	2,155
ONEX Wizard, VR, 4.00%, 3/11/22	2,785	2,794
Proampac, VR, 5.00%, 10/18/23	1,700	1,710
Reynolds Group Holdings, VR, 4.25%, 2/5/23	3,642	3,660
Tricorbraun, VR, 4.75%, 11/28/23	950	949
		17,667
Energy 2.8%		
California Resources, VR, 11.375%, 12/31/21	2,225	2,420
CGG Holdings, VR, 6.50%, 5/15/19	4,828	4,293
Chesapeake Energy, VR, 8.50%, 8/16/21	2,600	2,777
EMG Utica, VR, 4.75%, 3/27/20	1,666	1,648
Energy Transfer Equity, VR, 4.137%, 12/2/19	1,050	1,050
EP Energy, VR, 9.75%, 6/30/21	4,525	4,579
Expro Holdings, VR, 5.75%, 9/2/21	2,641	2,184
Fairmount Santrol, VR, 4.50%, 9/5/19	2,025	1,936
Hercules Offshore, VR, 10.50%, 5/6/20 (6)	716	552
		21,439
Entertainment & Leisure 2.5%		
AMC Entertainment, VR, 2.75%, 12/15/23	425	427
AMC Entertainment, VR, 3.50%, 12/15/22	396	398
AMF Bowling Centers, VR, 6.00%, 9/19/23	2,540	2,524
ClubCorp Club Operations, VR, 4.00%, 12/15/22	1,075	1,082
Creative Artists Agency, VR, 5.004%, 12/17/21	567	571
Formula One, VR, 4.75%, 7/30/21	2,747	2,761
Formula One, VR, 7.75%, 7/29/22	1,850	1,858
IMG Worldwide, VR, 5.25%, 5/6/21	1,130	1,134

IMG Worldwide, VR, 8.25%, 5/6/22	850	854
Intrawest, VR, 4.50%, 12/9/20	1,756	1,768
UFC, VR, 5.00%, 8/18/23	2,925	2,942
UFC, VR, 8.50%, 8/18/24	1,475	1,504
WMG Acquisition, VR, 3.75%, 7/1/20	411	411
WMG Acquisition, VR, 3.75%, 11/19/23	500	500
World Triathlon, VR, 5.25%, 6/25/21 (5)	611	599
		19,333
Financial 3.4%		
Acrisure, VR, 5.75%, 5/19/22	3,800	3,794
Acrisure, VR, 6.50%, 5/19/22	20	20
Alliant Insurance Services, VR, 4.753%, 8/12/22	2,625	2,622
Alliant Insurance Services, VR, 5.253%, 8/12/22	449	451
American Stock Transfer, VR, 5.75%, 6/26/20	1,937	1,917
AssuredPartners, VR, 5.25%, 10/21/22	1,025	1,029
AssuredPartners, VR, 6.00%, 10/21/22	844	847
Bats Global Markets, VR, 4.106%, 6/30/23	1,900	1,903
HUB International Holdings, VR, 4.00%, 10/2/20	3,359	3,361
iStar, VR, 5.50%, 7/1/20	1,072	1,083
National Financial Partners, VR, 4.50%, 7/1/20	1,368	1,369
Sedgwick, VR, 4.25%, 2/28/21 (5)	1,647	1,660
Sedgwick, VR, 4.25%, 3/1/21	1,197	1,206
Sedgwick, VR, 6.75%, 2/28/22	2,275	2,258
USI Insurance Services, VR, 4.25%, 12/27/19	2,745	2,743
		26,263
Food/Tobacco 1.8%		
B&G Foods, VR, 3.839%, 11/2/22	661	668
Chobani, VR, 5.25%, 10/9/23	775	783

Health Care 9.5%

Albany Molecular Research, VR, 6.006%, 7/16/21	2,045	2,049
AMAG Pharmaceuticals, VR, 4.75%, 8/17/21	428	425
ATI Physical Company, VR, 7.00%, 5/10/23	1,446	1,456
Catalent Pharma Solutions, VR, 4.25%, 5/21/21	1,715	1,719
CHG Healthcare, VR, 4.75%, 6/6/23	1,244	1,249
Community Health Systems, VR, 3.75%, 12/31/19	1,845	1,742
Community Health Systems, VR, 4.00%, 1/27/21	1,379	1,302
Emergency Medical Services, VR, 4.50%, 10/28/22	1,414	1,415
Envision Healthcare, VR, 3.75%, 11/17/23	2,650	2,653
ExamWorks Group, VR, 4.75%, 7/27/23	2,875	2,882
Genoa Healthcare, VR, 4.75%, 10/30/23	2,650	2,640
HCA, VR, 3.588%, 2/15/24	370	372
HCA, VR, 3.856%, 3/17/23	3,657	3,686
IASIS Healthcare, VR, 4.50%, 5/3/18	1,910	1,880
IMS Health, VR, 3.50%, 3/17/21	1,110	1,115
Inventiv Health, VR, 4.75%, 11/9/23	1,550	1,553
Kindred Healthcare, VR, 4.25%, 4/9/21	582	576
Kinetic Concepts, VR, 5.00%, 11/4/20	1,446	1,419
Medpace, VR, 4.75%, 4/1/21	202	203
MPH Acquisition Holdings, VR, 5.00%, 6/7/23	5,621	5,683
Napa Management Services, VR, 6.00%, 4/19/23	655	658
National Mentor, VR, 4.25%, 1/31/21	561	559
Opal Acquisition, VR, 5.00%, 11/27/20	983	870
Ortho Clinical, VR, 4.75%, 6/30/21	611	598
Patheon, VR, 4.253%, 3/11/21	2,963	2,963
Pharmaceutical Product Development, VR, 4.25%, 8/18/22	2,279	2,284
Press Ganey Holdings, VR, 4.25%, 10/23/23	3,775	3,775
Press Ganey Holdings, VR, 8.25%, 9/28/24 (5)	1,375	1,392

Prospect Medical Holding, VR, 7.00%, 6/30/22 (5)	1,072	1,056
Schumacher Group, VR, 5.00%, 7/29/22	793	790
Surgery Center, VR, 4.75%, 11/3/20	1,154	1,152
Team Health, VR, 3.838%, 11/23/22	1,762	1,759
U.S. Renal Care, VR, 5.25%, 12/30/22	5,360	5,018
U.S. Renal Care, VR, 9.00%, 12/29/23	1,425	1,339
Valeant Pharmaceuticals, VR, 5.00%, 2/13/19	744	737
Valeant Pharmaceuticals, VR, 5.25%, 8/5/20	3,398	3,356
Valeant Pharmaceuticals, VR, 5.50%, 4/1/22	7,716	7,646
Verisk, VR, 6.00%, 6/1/23	599	595
Walgreens Infusion Services, VR, 6.00%, 4/7/22	395	389
		72,955
Information Technology 9.4%		
Ancestry.com, VR, 5.25%, 10/19/23	6,300	6,311
Ancestry.com, VR, 9.25%, 10/19/24	3,408	3,437
Avago Technologies, VR, 3.538%, 2/1/23	2,611	2,635
AVAYA, VR, 5.39%, 10/26/17	2,725	2,402
Cavium, VR, 3.75%, 8/16/22 (5)	1,450	1,459
Cision, VR, 7.00%, 6/16/23	3,890	3,757
CommScope, VR, 3.25%, 12/29/22	990	999
Dell, VR, 4.00%, 9/7/23	1,425	1,438
Go Daddy Operating, VR, 4.25%, 5/13/21	2,402	2,417
Hyland Software, VR, 4.75%, 7/1/22	1,600	1,605
Hyland Software, VR, 8.25%, 7/3/23	400	401
IPC, VR, 5.50%, 8/6/21	1,207	1,138
IPC, VR, 10.50%, 2/4/22	775	630
JDA Software Group, VR, 4.50%, 10/12/23	3,875	3,894
Linxens, VR, 5.00%, 10/14/22	2,630	2,627

Linxens, VR, 9.50%, 10/16/23	2,125	2,104
Match Group, VR, 5.50%, 11/16/22	2,023	2,026
Microsemi, VR, 3.75%, 1/15/23	643	647
MKS Instruments, VR, 4.25%, 5/1/23	1,450	1,456
NXP, VR, 3.405%, 12/7/20	667	668
Presidio, VR, 5.25%, 2/2/22	1,180	1,186
Riverbed Technology, VR, 5.00%, 4/25/22	1,571	1,583
SolarWinds, VR, 5.50%, 2/3/23	2,095	2,108
SS&C Technologies, VR, 4.00%, 7/8/22	1,533	1,544
SurveyMonkey.com, VR, 6.25%, 2/7/19 (5)	1,627	1,639
Uber Technologies, VR, 5.00%, 7/13/23	8,350	8,402
Veritas, VR, 6.625%, 1/27/23	4,705	4,225
Veritas, VR, 8.625%, 1/27/23	796	708
Western Digital, VR, 4.50%, 4/29/23	6,564	6,635
Zebra Technologies, VR, 4.089%, 10/27/21	1,789	1,795
		71,876
Lodging 1.7%		
Four Seasons, VR, 3.588%, 6/27/20	1,087	1,088
Four Seasons, VR, 3.75%, 11/21/23	2,925	2,949
Four Seasons, VR, 6.25%, 12/27/20	4,675	4,675
Hilton, VR, 3.084%, 10/25/23	1,299	1,308
Hilton, VR, 3.50%, 10/26/20	127	127
Playa Resorts, VR, 4.00%, 8/9/19	2,790	2,784
		12,931
Manufacturing 2.7%		
Apex Tool Group, VR, 4.50%, 1/31/20	2,334	2,301
Ceramtec, VR, 4.25%, 8/30/20	319	320
Filtration Group, VR, 4.25%, 11/21/20	250	248

Filtration Group, VR, 4.25%, 11/23/20	4,258	4,264
Gardner Denver, VR, 4.25%, 7/30/20	1,812	1,762
Gates Global, VR, 4.25%, 7/6/21	1,521	1,512
Hamilton SundStrand, VR, 4.00%, 12/13/19	563	503
Husky Injection Molding, VR, 4.25%, 6/30/21	3,377	3,371
Manitowoc Foodservice, VR, 5.75%, 3/3/23	1,628	1,651
Milacron, VR, 4.25%, 9/28/20	1,160	1,167
Rexnord, VR, 4.00%, 8/21/20	1,483	1,487
SRAM, VR, 4.018%, 4/10/20	2,336	2,297
		20,883
Metals & Mining 0.9%		
Fortescue Metals Group, VR, 3.75%, 6/30/19	2,003	2,004
Global Brass and Copper, VR, 5.25%, 7/18/23 (5)	1,525	1,540
Phoenix Services, VR, 8.50%, 6/30/19	817	813
Zekelman Industries, VR, 6.00%, 6/14/21	2,219	2,228
		6,585
Other Telecommunications 3.4%		
Equinix, VR, 4.00%, 1/6/23	697	702
Equinix, VR, 4.50%, 1/6/23 (GBP)	1,368	1,723
Intergra Telecom, VR, 5.25%, 8/14/20	978	979
Level 3 Financing, VR, 3.50%, 5/31/22	4,800	4,833
Level 3 Financing, VR, 4.00%, 8/1/19	1,775	1,793
Level 3 Financing, VR, 4.00%, 1/15/20	2,525	2,544
LTS Buyer, VR, 4.088%, 4/13/20	3,275	3,279
Rackspace, VR, 5.00%, 10/26/23	2,525	2,546
Tierpoint, VR, 5.25%, 12/2/21	319	317
Tierpoint, VR, 5.50%, 12/2/21	2,208	2,192
Tierpoint, VR, 9.75%, 12/2/22	275	267

Windstream, VR, 4.75%, 3/18/21	1,150	1,144
Zayo Group, VR, 3.75%, 5/6/21	4,059	4,070
		26,389
Publishing 1.6%		
Cengage Learning Acquisitions, VR, 5.25%, 6/7/23	2,385	2,288
Harland Clarke, VR, 6.993%, 8/4/19	675	671
Harland Clarke, VR, 7.00%, 5/22/18	149	149
Harland Clarke, VR, 7.00%, 12/31/19	1,268	1,265
McGraw-Hill Global Education, VR, 5.00%, 5/4/22	5,536	5,490
Trader, VR, 5.00%, 8/9/23	2,575	2,590
		12,453
Restaurants 1.5%		
Burger King, VR, 3.75%, 12/10/21	5,265	5,300
California Pizza Kitchen, VR, 7.00%, 8/23/22	1,800	1,787
Focus Brands, VR, 5.00%, 9/29/23	350	355
PF Chang's China Bistro, VR, 4.531%, 7/2/19	756	745
Red Lobster, VR, 6.25%, 7/28/21	784	786
Yum! Brands, VR, 3.286%, 6/16/23	2,242	2,262
		11,235
Retail 4.0%		
Academy Sports, VR, 5.00%, 7/1/22	5,894	5,422
BJ's Wholesale Club, VR, 4.50%, 9/26/19	1,820	1,823
BJ's Wholesale Club, VR, 8.50%, 3/26/20	725	724
Dollar Tree, 4.25%, 7/6/22	2,975	3,005
Dollar Tree, VR, 3.063%, 7/6/22	373	376
Harbor Freight Tools USA, VR, 4.137%, 8/18/23	1,621	1,634
JCPenny, VR, 5.25%, 6/23/23	1,758	1,771

Jo-Ann Stores, VR, 6.00%, 9/29/23	4,450	4,439
Kirk Beauty, VR, 4.75%, 8/13/22 (EUR)	1,125	1,207
Leslie's Poolmart, VR, 5.25%, 8/16/23	1,525	1,536
Men's Wearhouse, 5.00%, 6/18/21	2,250	2,182
PetSmart, VR, 4.00%, 3/11/22	5,105	5,119
Toys R US, VR, 5.25%, 5/25/18	645	612
Toys R US, VR, 5.25%, 5/25/18	525	498
		30,348
Satellites 0.6%		
Intelsat Jackson Holdings, VR, 3.75%, 6/30/19	4,592	4,424
		4,424
Services 7.1%		
Advantage Sales & Marketing, VR, 4.25%, 7/23/21	1,593	1,581
Brickman Group, VR, 4.00%, 12/18/20	1,189	1,189
Brickman Group, VR, 7.50%, 12/17/21	1,746	1,741
Centerplate, VR, 4.75%, 11/26/19	1,011	1,004
Coinstar, VR, 5.25%, 9/27/23	2,175	2,197
Coinstar, VR, 9.75%, 9/27/24	1,350	1,347
CPI Card, VR, 5.50%, 8/17/22	3,205	2,908
Diamond US Holdings, VR, 4.75%, 12/17/21	1,160	1,158
First Data, VR, 3.524%, 3/24/21	5,265	5,286
First Data, VR, 4.334%, 7/8/22	6,951	6,981
Global Payments, VR, 3.034%, 4/22/23	792	798
JD Power & Associates, VR, 5.25%, 9/7/23 (5)	1,725	1,742
Kronos, VR, 5.00%, 11/1/23	4,000	4,009
Kronos, VR, 9.25%, 11/1/24	1,975	2,022
Laureate Education, VR, 7.50%, 3/17/21	2,350	2,321
Nord Anglia Education, VR, 5.00%, 3/31/21	2,246	2,245

Prime Security Services, VR, 4.75%, 5/2/22	2,394	2,410
Renaissance Learning, VR, 4.50%, 4/9/21	1,317	1,311
Renaissance Learning, VR, 8.00%, 4/11/22	775	763
Safway Group Holding, VR, 5.75%, 8/21/23	2,100	2,111
SCS Holdings, VR, 6.00%, 10/30/22	1,631	1,637
Symphonyiri Group, VR, 4.997%, 9/30/20	604	605
Travelport, VR, 5.00%, 9/2/21	1,942	1,954
US Ecology, VR, 3.75%, 6/17/21	256	257
US Food Service, VR, 4.00%, 6/27/23	2,154	2,166
WASH Multifamily Laundry Systems, VR, 4.25%, 5/16/22	1,493	1,468
Wex, VR, 4.25%, 6/30/23	1,421	1,434
		54,645
Supermarkets 1.6%		
Albertsons Holdings, VR, 4.75%, 12/21/22	4,405	4,416
Pilot Travel Centers, VR, 3.356%, 5/25/23	1,393	1,404
Rite Aid, VR, 4.875%, 6/21/21	1,650	1,658
Rite Aid, VR, 5.75%, 8/21/20	4,525	4,539
		12,017
Utilities 3.7%		
Calpine, VR, 4.00%, 1/15/23	2,431	2,445
Energy Future Holdings, VR, 4.25%, 6/30/17	4,600	4,622
Exgen Renewables, VR, 5.25%, 2/8/21	4,603	4,632
Granite Acquisition, VR, 5.00%, 12/17/21	1,327	1,315
Granite Acquisition, VR, 8.25%, 12/19/22	925	870
Linden Cogeneration, VR, 5.25%, 6/28/23	1,746	1,763
Panda Power Funds, VR, 6.75%, 12/19/20	1,276	1,247
Panda Stonewall, VR, 6.50%, 11/13/21 (5)	775	760
Terra-Gen Finance, VR, 5.25%, 12/9/21 (5)	2,909	2,560

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $817,518)	$	819,622
Cash		5,671
Interest receivable		4,025
Receivable for investment securities sold		2,672
Receivable for shares sold		1,946
Unrealized gain on forward currency exchange contracts		364
Foreign currency (cost $23)		23
Due from affiliates		4
Other assets		59
Total assets		834,386
Liabilities		
Payable for investment securities purchased		65,438
Payable for shares redeemed		547
Investment management fees payable		367
Unrealized loss on forward currency exchange contracts		41
Due to affiliates		35
Other liabilities		232
Total liabilities		66,660
NET ASSETS	$	767,726
Net Assets Consist of:		
Overdistributed net investment income	$	(6)
Accumulated undistributed net realized loss		(11,484)
Net unrealized gain		2,428
Paid-in capital applicable to 77,762,776 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		776,788
NET ASSETS	$	767,726

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 11/30/16		Year Ended 5/31/16
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	15,577	$	23,230
Net realized gain (loss)		431		(8,779)
Change in net unrealized gain / loss		4,752		(3,170)
Increase in net assets from operations		20,760		11,281
Distributions to shareholders				
Net investment income				
Investor Class		(14,612)		(22,171)
Advisor Class		(971)		(1,098)
I Class		–		–
Decrease in net assets from distributions		(15,583)		(23,269)
Capital share transactions*				
Shares sold				
Investor Class		101,083		243,861
Advisor Class		32,593		38,970
I Class		250		–
Distributions reinvested				
Investor Class		14,046		21,098
Advisor Class		971		1,096
Shares redeemed				
Investor Class		(44,664)		(126,423)
Advisor Class		(21,598)		(13,093)
Redemption fees received		66		98
Increase in net assets from capital share transactions		82,747		165,607
Net Assets				
Increase during period		87,924		153,619
Beginning of period		679,802		526,183
End of period	**$**	**767,726**	**$**	**679,802**
Undistributed (overdistributed) net investment income		(6)		–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Floating Rate Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has three classes of shares: the Floating Rate Fund (Investor Class), the Floating Rate Fund–Advisor Class (Advisor Class), and the Floating Rate Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense.

Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2016, totaled $1,119,000 for the six months ended November 30, 2016. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months ended, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of November 30, 2016, the fund held foreign exchange derivatives with a fair value of $364,000, included in unrealized gain on forward currency exchange contracts, and $41,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended November 30, 2016, the fund recognized $316,000 of realized gain on Foreign Currency Transactions and $341,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of November 30, 2016, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $270,000 cash.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At November 30, 2016, approximately 90% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment. At November 30, 2016, the fund’s total unfunded commitments not included in the Portfolio of Investments were $3,325,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $269,435,000 and $192,399,000, respectively, for the six months ended November 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2016, the fund had $12,086,000 of available capital loss carryforwards.

At November 30, 2016, the cost of investments for federal income tax purposes was $817,561,000. Net unrealized gain aggregated $2,385,000 at period-end, of which $7,964,000 related to appreciated investments and $5,579,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended November 30, 2016, the Investor Class operated below its expense limitation.

Pursuant to these agreements, $28,000 of expenses were waived/paid by Price Associates during the six months ended November 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $110,000 remain subject to repayment by the fund at November 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended November 30, 2016, expenses incurred pursuant to these service agreements were $40,000 for Price Associates; $70,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2016, the fund was allocated $195,000 of Spectrum Funds’ expenses. Of these amounts, $134,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2016, approximately 44% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of November 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,329 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $500 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.12% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal and administrative fees are recognized as incurred. All fees are allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended November 30, 2016, the fund incurred $43,000 in commitment fees. At November 30, 2016, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $500,000,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Floating Rate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017